[Translation]

ANNUAL SECURITIES REPORT
(The Sixth Fiscal Year)
From: July 1, 1999
To: June 30, 2000

PUTNAM EUROPE GROWTH FUND

ANNUAL SECURITIES REPORT
(The Sixth Fiscal Year)
From: July 1, 1999
To: June 30, 2000

To: Director of Kanto Local Finance Bureau

                                              Filing Date: December 19, 2000
                                              Filing Date of amendment:
                                              December 22, 2000

Name of the Registrant Trust:                 PUTNAM EUROPE GROWTH FUND

Name and Official Title of Representative     Charles E. Porter
Of Trustees:                                  Executive Vice President

Address of Principal Office:                  One Post Office Square
                                              Boston, Massachusetts 02109
                                              U.S.A.

Name and Title of Registration Agent:         Harume Nakano
                                              Attorney-at-Law
                                              Signature [Harume Nakano
                                              ------------------------
                                                      (Seal)

                                              Ken Miura
                                              Attorney-at-Law
                                              Signature [Ken Miura]
                                              ------------------------
                                                      (Seal)

Address or Place of Business                  Kasumigaseki Building, 25th Floor
                                              2-5, Kasumigaseki 3-chome
                                              Chiyoda-ku, Tokyo

Name of Liaison Contact:                      Harume Nakano
                                              Ken Miura
                                              Attorneys-at-Law

Place of Liaison Contact:                     Hamada & Matsumoto
                                              Kasumigaseki Building, 25th Floor
                                              2-5, Kasumigaseki 3-chome
                                              Chiyoda-ku, Tokyo

Phone Number:                                 03-3580-3377

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.
(Total number of pages of this Annual Securities Report is 74.)

C O N T E N T S
                                                   Japanese          This
                                                   Original         English
                                                                  Translation

I. DESCRIPTION OF THE FUND                            1                1

1. GENERAL INFORMATION                                1                1

2. INVESTMENT POLICY                                  5               67

3. MANAGEMENT STRUCTURE                               8               11

4. INFORMATION CONCERNING THE EXERCISE OF
   RIGHTS BY SHAREHOLDERS, ETC.                      17               25

5. STATUS OF INVESTMENT PORTFOLIO                    19               28

II. OUTLINE OF THE FUND                              22              312

III. OUTLINE OF THE OTHER RELATED COMPANIES          56               64

IV. FINANCIAL CONDITION OF THE FUND                  58               66

V. FINANCIAL CONDITION OF THE INVESTMENT
   MANAGEMENT COMPANY                               123               72

VI. SUMMARY OF INFORMATION CONCERNING
    FOREIGN INVESTMENT TRUST SECURITIES             143               72

VII. REFERENCE INFORMATION                          143               72

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY109.05, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 31, 2000.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from July 1 to June 30 of the following year. However, the first fiscal year refers to a period from December 1, 1994 (Incorporation of the Fund) to June 30, 1995.

I. DESCRIPTION OF THE FUND

1. GENERAL INFORMATION

(A) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

(1)  Name of the Fund:  Putnam Europe Growth Fund (the "Fund")

(2)  Form of the Fund

Putnam Europe Growth Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's Class M Shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems their shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one, which could apply to both present and future shareholders.

(3)  Governing Laws

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(B) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of broker, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

(C)  Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- EUROPEAN STOCKS

We invest mainly in common stocks of European companies. We first select the countries and industries we believe are attractive, then we look for companies with stock prices that reflect a value lower than that which we place on the company or whose earnings we believe are likely to grow over time. We also look for the presence of factors that we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets, such as those in Eastern Europe.

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

-- The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

-- The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility.

-- The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

-- The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which we invest perform.

Investors can lose money by investing in the fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

(D)  History of the Fund:

November 10, 1988:       Organization of the Fund as a Massachusetts business
                         trust. Adoption of the Agreement and Declaration of Trust.

July 13, 1990:           Adoption of the Amended and Restated Agreement and
                         Declaration of Trust

(E)  Affiliated Companies of the Fund:

Names and related business of the affiliated companies of the Fund are as follows:

(1) Putnam Investment Management, L.L.C. (the "Investment Management Company") renders investment management services to the Fund.

(2) Putnam Fiduciary Trust Company (the "Custodian" and the "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.

(3) Putnam Retail Management, Inc. (the "Principal Underwriter") engages in providing marketing services to the Fund.

(4) Sakura Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.


                       Related Companies of the Fund

                                   Fund

                        Putnam Europe Growth Fund

                                Trustees               Investor
                            (Agreement and            Servicing
                          Declaration of Trust)       Agreement

Distibution                                           Custodian
Agreement                                             Agreement

Principal                                             Custodian
Underwriter                                           Investor
                                                      Agent

Putnam Retail Management,                             Putnam Fiduciary
Inc.                                                  Trust Company
(acts as distributor)                                 (acts as custodian and
                                                      investor servicing
                                                      agent of the Fund)

Japan Dealer Sales
Agreement

            Agent Company                  Management Contract
            Agreement

Distributor in Japan                       Investment
Agent Company                              Management Company

Sakura Friend Securities Co., Ltd.         Putnam Investment Management, L.L.C.

(forwarding of sales in Japan              (acts as investment manager of the
and rendering of service as                Fund and investment adviser
agent company)                             concerning the Fund's assets)

2. INVESTMENT POLICY

(A) Basic Policy for Investment and Objects of Investment (including risk factors):

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the Fund's goal by investing mainly in stocks issued by European companies. Under normal market conditions, we invest at least 85% of the Fund's total assets in European companies. To determine whether a company is European, we look at the following factors; where the company's securities trade, where the company is located or organized, or where the company derives its revenues. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding which investments to buy or sell. A description of the risks associated with the Fund's main investment strategies follows.

Common stocks

Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

Non-U.S. investments

Non-U.S. investments involve certain special risks, including:

-- Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

-- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

-- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

-- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

--  Limited markets: Certain non-U.S. investments may be less liquid
    (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

-- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments.
    The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

-- Lower yield: Common stocks of non-U.S. companies have historically offered lower dividends than stocks of comparable U.S. companies. Non-U.S. withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Geographic focus

Developments in European economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to continue to unify their economic and monetary policies, which may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Derivatives

We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Frequent trading

We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Other investments

In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt securities, which may be subject to other risks.

Alternative strategies

Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies

The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(B) Restrictions on Investment:

Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign (non-U.S.) exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National
Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam
Investment Management, L.L.C. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and

4. The Fund will not together with other mutual funds managed by Putnam Investment Management, L.L.C., acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Geographic focus

The Fund normally invests at least 85% of its total assets in European companies. We consider the following to be European companies:

* companies organized under the laws of a European country,

* companies whose principal office is located in a European country,

* companies whose common stock is traded principally on a securities exchange in Europe,

* companies that earn 50% or more of their total revenues from business in Europe, or

* companies with 50% or more of their assets located in a European country.

(C) Distribution Policy:

The Fund normally distributes any net investment income and any net realized capital gains annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by Sakura Friend.

3. MANAGEMENT STRUCTURE

(A) Outline of Management of Assets, etc.:

A. Valuation of assets:

The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines the net asset value of each class as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

B. Management Fee, etc.:

(1) Management Fee:

(a)  Management and Agent Company Fees

Under a Management Contract dated October 21, 1996, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.540% of the next $5 billion, and 0.530% thereafter.

For the fiscal year ending on June 30, 2000, 1999 and 1998, the Fund paid $13,258,660, $12,211,545, $6,715,370, respectively, as a management fee.

(b)  Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on June 30, 2000, the Fund paid $4,143,606 as a custodian fee and investor servicing agent fee.

(c)  Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management, Inc. at the annual rate of 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.75% of such assets.

Payments under the plan are intended to compensate Putnam Retail Management, Inc. for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including payments to dealers mentioned below. Payments to dealers are subject to the continuation of the Class M distribution plan and the terms of an agreement between Sakura Friend and Putnam Retail Management, Inc.

The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom Sakura Friend and other dealers are designated as the dealer of record. Putnam Retail Management, Inc. makes quarterly payments to dealers (including Sakura Friend) at the annual rate of 0.25% of the average net asset value of Class M shares.

Putnam Retail Management, Inc. also pays to Sakura Friend and other dealers, as additional compensation with respect to the sale of Class M shares, 0.40% of such average net asset value of Class M shares, respectively. For Class M shares, the total annual payment to Sakura Friend and other dealers equals 0.65% of such average net asset value.

For the fiscal year ending on June 30, 2000, the Fund paid fees under the distribution plan of $642,473 for Class M shares.

(d) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses the Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $19,193 for fiscal 2000.

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2000 and the fees paid to each Trustee by all of the Putnam funds during calendar 1999:




COMPENSATION TABLE

                                     Pension or        Estimated           Total
                       Aggregate     retirement        annual benefits     compensation
                       compensation  benefits accrued  from all            from all
                       from the      as part of        Putnam funds        Putnam
Trustees/Year          fund(1)       fund expenses     upon retirement(2)  funds(3)
---------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                $2,242          $483             $95,000          $191,000
Hans H. Estin/
1972                     2,242         1,112              95,000           190,000
John A. Hill/
1985 (4) (5)             2,231           560             115,000           239,750
Ronald J. Jackson/
1996 (4)                 2,242           627              95,000           193,500
Paul L. Joskow/
1997 (4)                 2,242           238              95,000           191,000
Elizabeth T. Kennan/
1992                     2,231           717              95,000           190,000
Lawrence J. Lasser/
1992                     2,230           547              95,000           189,000
John H. Mullin, III/
1997 (4)                 2,225           356              95,000           196,000
Robert E. Patterson/
1984                     2,242           377              95,000           190,250
William F. Pounds/
1971 (6)                 2,796         1,268             115,000           231,000
George Putnam/
1957 (6)                 2,242         1,104              95,000           190,000
George Putnam, III/
1984                     2,242           256              95,000           190,000
A.J.C. Smith/
1986                     2,207           805              95,000           188,000
W. Thomas Stephens/
1997 (4)                 2,220           333              95,000           188,000
W. Nicholas Thorndike/
1992                     2,208         1,005              95,000           190,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter and Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of June 30, 2000 were $6,216, $6,742, $6,118,
$5,955, $5,966 and $3,708, respectively, including income earned on such amounts.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam Funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.



Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

The Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1998, 1999 and 2000 the Fund paid $2,893,467, $5,891,766 and $9,351,242 in brokerage commissions, respectively. During fiscal 2000 the Fund paid $7,070,642 to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ending June 30, 2000, the Fund paid $11,895,520 in total other expenses (including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.)

C. Sales, Repurchases and Custody:

(1) Sales of Shares:

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New York Stock Exchange for investors' shares to be bought at that day's offering price.

Investors residing in the U.S. can buy shares

--  Through a financial advisor

Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

--  Through systematic investing

Investors can make regular investments of $25 or more per month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. Return the check and completed form to Putnam Investor Services.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

--  Initial sales charge of up to 3.50%

--  Lower sales charges for investments of $50,000 or more

--  No deferred sales charge

-- Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

-- Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

-- No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class M shares
------------------------------------------------------------------------------
Amount of purchase at offering price ($) Sales charge as a percentage of:
                                        Net amount invested    Offering price*
------------------------------------------------------------------------------
Under 50,000                                      3.63%               3.50%
50,000 but under 100,000                          2.56                2.50
100,000 but under 250,000                         1.52                1.50
250,000 but under 500,000                         1.01                1.00
500,000 but under 1,000,000                       NONE                NONE
1,000,000 and above                               NONE                NONE
------------------------------------------------------------------------------

* Offering price includes sales charge.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.75% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investment.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 2000, Putnam Retail Management, Inc. received $2,771,973 in sales charges for Class M Shares, of which it retained $395,780.

b. Sales in Japan

In Japan, Shares of the Fund are offered on any day that is both a Business Day and any business day of securities companies in Japan during the Subscription Period mentioned in "8. Period of Subscription,
Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts") and receive from such investors an application for requesting the opening of a transactions account under the Contracts. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.

The issue price for Shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge applicable to Class M Shares in Japan shall be 3.5% of the net asset value of such shares. From such amount, 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounded to three decimal places shall be retained by Putnam Retail Management Inc., principal underwriter of the Fund.

The investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Company can agree.

In addition, Sales Handling Company in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" contained in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

(2) Repurchase of Shares:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares which may be up to 15 calendar days after the purchase date.

Selling shares through investors' financial advisor

An investor's advisor must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. An investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.

Selling shares directly to the Fund

Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail

Send a letter of instruction signed by all registered owners or an investor's legal representatives to Putnam Investor Services. If an investor has certificates for the shares the investor want to sell, the investor must include them along with completed stock power forms.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for an investor's shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if an investor sell shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the fund pay investors?

The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Sakura Friend, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales Handling Company pursuant to the Contracts or, if the Sales Handling Company agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(3) Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

(4) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of Sakura Friend. The Sales Handling Company to the Japanese shareholders shall deliver certificates of custody for the Shares.

D. Miscellaneous:

(1) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

(2) Accounting Year:

The accounts of the Fund will be closed each year on June 30.

(3) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(4)  Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

(5)  Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(6) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information.

"Total return" for one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M Shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels.
Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

For the one-year, five-year and the life of the Fund periods ended June 30, 2000, the average annual total return for Class M shares was 19.25%, 18.40% and 15.44%, respectively. Returns for Class M shares for periods prior to their inception are derived from the performance of the Fund's Class A Shares (not offered in Japan), adjusted to reflect the deduction of the initial sales charge and the higher operating expense currently applicable to Class M Shares.

All data are based on past performance and do not predict future results. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(B) Outline of Disclosure System:

(1)  Disclosure in U.S.A.:

(i)  Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii)  Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than certain amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

The Sales Handling Company of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who so desire at the Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Investment Management Company conducts the business of offering for sale of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Investment Management Company makes any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, it must give, in advance, public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver written documents containing the amendment to the shareholders known in Japan. Provided, however, that if such written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

(C)  Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, Putnam Investment Management, L.L.C., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A)  Rights of Shareholders and Procedures for Their Exercise:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot directly exercise their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Company exercise their rights on their behalf in accordance with the Contracts with the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)  Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii)  Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii)  Rights to receive dividends

Shareholders are entitled to receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.

-- Reinvest all distributions in additional shares without a sales charge;

-- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

--  Receive all distributions in cash.

(iv)  Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v)  Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi)  Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii)  Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or mislead statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(B)  Tax Treatment of Shareholders in Japan:

The tax treatment of Shareholders in Japan shall be as follows:

(1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Sales Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S.
federal income tax may be deducted from the tax levied on a foreign entity in Japan.

The Japanese withholding tax imposed on distributions as referred to in
a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

(2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

(C)  Foreign Exchange Control in U.S.A.:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(D)  Agent in Japan:

Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki 3-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the public offering concerned as well as for the continuous disclosure, and the agent with the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki, 3-chome
Chiyoda-ku, Tokyo

(E) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio

                                                (As of the end of October 2000)
-------------------------------------------------------------------------------
Types of Assets         Name of Country       Total USD    Investment Ratio (%)
-------------------------------------------------------------------------------
Common Stock           United Kingdom       592,246,277                  32.12
                       France               346,519,094                  18.80
                       Netherlands          207,797,552                  11.27
                       Switzerland          158,372,472                   8.59
                       Germany              157,125,630                   8.52
                       Italy                105,112,950                   5.70
                       Finland               93,638,949                   5.08
                       Spain                 47,549,678                   2.58
                       Sweden                33,791,356                   1.83
                       Ireland               31,205,083                   1.69
                       Denmark               12,482,983                   0.68
                       Belgium                5,051,621                   0.27
-------------------------------------------------------------------------------
Sub-total                                 1,790,893,645                  97.13
-------------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After deduction                      52,835,808                   2.87
of liabilities)
-------------------------------------------------------------------------------
Total                                     1,843,729,453                 100.00
-------------------------------------------------------------------------------
(Net Asset Value)                    (\201,059 million)
-------------------------------------------------------------------------------

Note: Investment ration is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(B)  Results of Past Operations

(1)  Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of October 2000 is as follows:

-------------------------------------------------------------------------------
                    Total Net Asset Value             Net Asset Value per Share
-------------------------------------------------------------------------------
                  USD (thousands)  JPY (millions)         USD            JPY
-------------------------------------------------------------------------------
1st Fiscal Year         $746             81             $13.90         1,516
(June 30, 1995)
-------------------------------------------------------------------------------
2nd Fiscal Year        4,047            441              15.86         1,730
(June 30, 1996)
-------------------------------------------------------------------------------
3rd Fiscal Year       15,811          1,724              18.85         2,056
(June 30, 1997)
-------------------------------------------------------------------------------
4th Fiscal Year       42,614          4,647              23.51         2,564
(June 30, 1998)
-------------------------------------------------------------------------------
5th Fiscal Year       97,950         10,681              21.48         2,342
(June 30, 1999)
-------------------------------------------------------------------------------
6th Fiscal Year       79,416          8,660              26.50         2,890
(June 30, 2000)
-------------------------------------------------------------------------------
1999 End of November  91,114          9,936              23.83         2,599
December              95,375         10,401              26.39         2,878
2000 End of January   79,169          8,633              25.04         2,731
February              75,866          8,273              27.48         2,997
March                 79,478          8,667              27.60         3,010
April                 71,636          7,812              25.91         2,825
May                   79,056          8,621              25.48         2,779
June                  79,416          8,660              26.50         2,890
July                  75,492          8,232              26.41         2,880
August                74,055          8,076              26.46         2,885
September             69,145          7,540              24.63         2,686
October               66,846          7,290              23.97         2,614
-------------------------------------------------------------------------------

Note:  Operations of Class M Shares were commenced on December 1, 1994.

(2)  Record of Distributions Paid

Class M Shares
-------------------------------------------------------------------------------
                                             Income             Capital Gains
-------------------------------------------------------------------------------
1st Fiscal Year (12/1/94-6/30/95)         --         --       $0.16    (\17.45)
-------------------------------------------------------------------------------
2nd Fiscal Year (7/1/95-6/30/96)          --         --       $0.40    (\43.62)
-------------------------------------------------------------------------------
3rd Fiscal Year (7/1/96-6/30/97)       $0.17    (\18.54)      $1.06   (\115.59)
-------------------------------------------------------------------------------
4th Fiscal Year (7/1/97-6/30/98)       $0.30    (\32.72)      $1.13   (\123.23)
-------------------------------------------------------------------------------
5th Fiscal Year (7/1/98-6/30/99)       $0.20    (\21.81)      $1.00   (\109.05)
-------------------------------------------------------------------------------
6th Fiscal Year (7/1/99-6/30/00)       $0.04     (\4.36)                (\0.00)
-------------------------------------------------------------------------------

Note: Record of distribution paid from December 1996 to December 2000 are as follows:

-------------------------------------------------------------------------------
                                Dividend                   NAV per Share
-------------------------------------------------------------------------------
Ex-dividend Date            USD        Yen                      USD
-------------------------------------------------------------------------------
1996 December 20          $1.230      134.13                  $16.11
1997 December 19          $1.430      155.94                  $18.09
1998 December 18          $1.196      130.42                  $20.76
1999 December 17          $0.042        4.58                  $25.21
-------------------------------------------------------------------------------

(0) Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:


---------------------------------------------------------------------------------------
Class M Shares
---------------------------------------------------------------------------------------
                         Number of     Number of Shares    Net Increase      Number of
                        Shares Sold      Repurchased      (Decrease) in     Outstanding
                                                        Shares Outstanding    Shares
---------------------------------------------------------------------------------------
1st Fiscal Year           91,235           37,562           53,673            53,673
(12/1/94-6/30/95)           (0)              (0)              (0)               (0)
---------------------------------------------------------------------------------------
2nd Fiscal Year          297,970           96,466          201,504           255,177
(7/1/95-6/30/96)            (0)              (0)              (0)               (0)
---------------------------------------------------------------------------------------
3rd Fiscal Year        1,962,484        1,378,637          583,847           839,024
(7/1/96-6/30/97)            (0)              (0)              (0)               (0)
---------------------------------------------------------------------------------------
4th Fiscal Year        2,299,229        1,325,283          973,946         1,812,970
(7/1/97-6/30/98)            (0)              (0)              (0)               (0)
---------------------------------------------------------------------------------------
5th Fiscal Year       23,075,809       20,329,254        2,746,555         4,559,525
(7/1/98-6/30/99)     (20,278,650)     (17,589,760)      (2,688,890)       (2,688,890)
---------------------------------------------------------------------------------------
6th Fiscal Year        4,679,657        6,242,590        1,562,933         2,996,592
(7/1/99-6/30/00)      (2,964,120)      (4,271,470)      (1,307,350)       (1,381,540)
---------------------------------------------------------------------------------------


Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares have started to sell in Japan since July 1, 1998.

II. OUTLINE OF THE FUND

1. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on November 10, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

(B) Outline of the Supervisory Authority

Refer to I - l (B) Outline of the Supervisory Authority.

(C) Purpose of the Fund

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial nature.

(D) History of the Fund

Organization of the Fund as a Massachusetts business trust.

Adoption of the Agreement and Declaration of Trust.    November 10, 1988:

Adoption of the Amended and Restated Agreement
and Declaration of Trust                               July 13, 1990

(E) Amount of Capital Stock

Not applicable.

(F) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein,
(v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(G) Information Concerning Major Shareholders

Not applicable.

(H)  Information Concerning Directors, Officers and Employees




(1)  Trustees and Officers of the Fund                      (as of October 31, 2000)
--------------------------------------------------------------------------------------
                        Office and
Name                      Title                     Resume            Shares Owned
--------------------------------------------------------------------------------------
John A. Hill            Chairman       present:  Chairman and Managing        4,557.53
                        Trustee                  Director, First Reserve
                                                 Corporation, Director of
                                                 Synder Oil Corporation,
                                                 TransMontaigue Oil Company
                                                 and various private
                                                 companies owned by First
                                                 Reserve Corporation
--------------------------------------------------------------------------------------
Jameson Adkins Baxter   Trustee        present:  President, Baxter              685.75
                                                 Associates, Inc., Director
                                                 of ASHTA Chemicals, Inc.,
                                                 Banta Corporation and Ryerson
                                                 Tull, Inc.  Chairman Emeritus
                                                 of the Board of Trustees, Mount
                                                 Holyoke College
--------------------------------------------------------------------------------------
Hans H. Estin           Trustee        present:  Chartered Financial            418.62
                                                 Analyst and Vice Chairman,
                                                 North American Management
                                                 Corp.
--------------------------------------------------------------------------------------
Ronald J. Jackson       Trustee        present:  Former Chairman, President   1,201.43
                                                 and Chief Executive Officer,
                                                 Fisher-Price, Inc.
--------------------------------------------------------------------------------------
Paul. L. Joskow         Trustee        present:  Professor of Economics         101.01
                                                 and Management and Director
                                                 of the Center for Energy and
                                                 Environmental Policy Research,
                                                 Massachusetts Institute of
                                                 Technology, Director, New
                                                 England Electric System, State
                                                 Farm Indemnity Company and
                                                 the Whitehead Institute for
                                                 Biomedical Research.  President
                                                 of the Yale University Council
--------------------------------------------------------------------------------------
Elizabeth T. Kennan     Trustee        present:  President Emeritus and         315.81
                                                 Professor, Mount Holyoke
                                                 College, Director, Bell
                                                 Atlantic, Northeast Utilities,
                                                 Talbots and Cambus-Kenneth
                                                 Bloodstock
--------------------------------------------------------------------------------------
Lawrence J. Lasser      Trustee and    present:  President, Chief Executive     108.65
                        Vice President           Officer and Director of Putnam
                                                 Investments, Inc. and Putnam
                                                 Investment Management, LLC.
                                                 Director of Marsh & McLennan
                                                 Companies, Inc. and the United
                                                 Way of Massachusetts Bay
--------------------------------------------------------------------------------------
John H. Mullin, III     Trustee        present:  Chairman and Chief Executive   582.25
                                                 Officer of Ridgeway Farm,
                                                 Director of ACX Technologies,
                                                 Inc., Alex. Brown Realty, Inc.,
                                                 The Liberty Corporation and
                                                 Carolina Power & Light
--------------------------------------------------------------------------------------
Robert E. Patterson     Trustee        present:  President and Trustee of     1,724.49
                                                 Cabot Industrial Trust and
                                                 Director of Brandywine Trust
                                                 Company
--------------------------------------------------------------------------------------
George Putnam, III      President,     present:  President, New Generation      329.86
                        Principal                Research, Inc. and New
                        Executive Officer,       Generation Advisers, Inc.,
                        Trustee                  Director of The Boston Family
                                                 Office L.L.C.
--------------------------------------------------------------------------------------
A.J.C. Smith            Trustee        present:  Director of Marsh & McLennan   139.54
                                                 Companies, Inc. and Trident
                                                 Corp.
--------------------------------------------------------------------------------------
W. Thomas Stephens      Trustee        present:  President and Chief Executive  117.56
                                                 Officer of MacMillan Bloedel,
                                                 Ltd. Director, Qwest
                                                 Communications, New Century
                                                 Energies, Trans Canada Pipeliners
                                                 and Fletcher Challenger Canada
--------------------------------------------------------------------------------------
W. Nicholas Thorndike   Trustee        present:  Director of various            129.73
                                                 corporations and charitable
                                                 organizations, including Courier
                                                 Corporation, Bradley Real Estate,
                                                 Inc. and Providence Journal Co.,
                                                 Trustee of Cabot Industrial
                                                 Trust, Eastern Utilities
                                                 Associates and Northeastern
                                                 University
--------------------------------------------------------------------------------------
Charles E. Porter       Executive      present:  Managing Director, Putnam           0
                        Vice President           Investments, Inc. and Putnam
                                                 Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Patricia C. Flaherty    Vice President present:  Senior Vice President of            0
                                                 Putnam Investments, Inc. and
                                                 Putnam Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Gordon H. Silver        Vice President present:  Director and Senior Managing   10,851
                                                 Director of Putnam Investments,
                                                 Inc. and Putnam Investment
                                                 Management, L.L.C.
--------------------------------------------------------------------------------------
Brett C. Browchuk       Vice President present:  Managing Director of Putnam         0
                                                 Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Ian C. Ferguson         Vice President present:  Senior Managing Director of         0
                                                 Putnam Investments, Inc. and
                                                 Putnam Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Richard A. Monaghan     Vice President present:  Managing Director of Putnam         0
                                                 Investments, Inc., Putnam
                                                 Investment Management, L.L.C.,
                                                 Putnam Retail Management Inc.
--------------------------------------------------------------------------------------
Richard G. Leibovitch   Vice President present:  Managing Director, Putnam           0
                                                 Investment Management L,L,C.
--------------------------------------------------------------------------------------
John R. Verani          Vice President present:  Senior Vice President of            0
                                                 Putnam Investments, Inc. and
                                                 Putnam Investment Management,
                                                 L.L.C.
--------------------------------------------------------------------------------------
John D. Hughes          Senior Vice    present:  Senior Vice President of            0
                        President and            Putnam Investment Management,
                        Treasurer                L.L.C.
--------------------------------------------------------------------------------------
John J. Morgan, Jr.     Vice President present:  Managing Director of Putnam         0
                                                 Investments, Inc. and Putnam
                                                 Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Omid Kamshad            Vice President present:  Managing Director of Putnam         0
                                                 Investments, Inc. and Putnam
                                                 Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Justin M. Scott         Vice President present:  Managing Director of Putnam         0
                                                 Investments, Inc. and Putnam
                                                 Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Nicholas Melhuish       Vice President present:  Vice President of Putnam            0
                                                 Investments, Inc. and Putnam
                                                 Investment Management, L.L.C.
--------------------------------------------------------------------------------------
Paul G. Bucuvalas       Assistant      present:  N/A                                 0
                        Treasurer
--------------------------------------------------------------------------------------
Judith Cohen            Associate      present:  N/A                            384.17
                        Clerk
--------------------------------------------------------------------------------------


(2) Employees of the Fund

The Fund does not have any employees.

(I) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.

(J) Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number, as they consider appropriate. The Trustees may elect and remove officers, as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is June 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, L.L.C. (Investment Management Company)

(A)  Law of Place of Incorporation

Putnam is incorporated under the General Corporation Law of The
Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B) Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company

The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)  History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $247.21 billion in assets in over nearly 13 million shareholder accounts at the end of October 2000. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Putnam Investment Management Inc., Putnam Retail Management Inc. and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E) Amount of Capital Stock           (as of the end of October 2000)

1. Amount of Capital (issued capital stock at par value):

   Common Stock 1,000 shares at $1 par value

2. Number of authorized shares of capital stock:

   Common Stock 1,000 shares

3. Number of outstanding shares of capital stock:

   Common Stock 1,000 shares

4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):

Year                Amount of Capital
              (Total Stockholders' Equity)

End of 1995          $45,521,351
End of 1996          $45,817,658
End of 1997          $48,617,160
End of 1998         $425,782,008
End of 1999         $879,639,862

(F)  Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Global Core and Growth Equities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

The following officers of Investment Management Company have had primary responsibility for the day-to-day management of the Fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

                                            (as of the end of October 2000)
---------------------------------------------------------------------------
Manager                    Since                     Experience
---------------------------------------------------------------------------
Omid Kamshad               1996   Employed by Putnam Investment Management,
Managing Director                 Inc. since 1996.  Prior to January 1996,
                                  Mr. Kamshad was employed at Lombard Odier
                                  International and prior to April 1995, he
                                  was employed at Baring Asset Management
                                  Company.
---------------------------------------------------------------------------
Joshua L. Byrne            2000   Employed by Putnam Investment Management,
Senior Vice President             Inc.
---------------------------------------------------------------------------
Nicholas Melhuish          1999   Employed by Putnam Investment Management,
Vice President                    Inc. since 1999.  Prior to August 1999,
                                  Mr. Melhuish was employed at Schroder
                                  Investment Management.
---------------------------------------------------------------------------

(G) Information Concerning Major Stockholders

As of October 31, 2000, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

(H) Information Concerning Officers and Employees

The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

List of Officers and Directors of Investment Management Company

(I)  Summary of Business Lines and Business Operation

(J)  Miscellaneous

1. Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

2. Results of Operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

3. Supervision by SEC of Changes in Directors and Certain Officers

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

b. Under the General Corporation Law of The Commonwealth of
Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

5. Litigation, etc.

There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the six-month period preceding the filing of this Registration Statement.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$60,681,303 (approximately JPY6.6 billion) as of the end of October 2000

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam Investment Management Company. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B) Putnam Retail Management, Inc. (the Principal Underwriter)

(1) Amount of Capital

U.S.$308,417,027 (approximately JPY33.6 billion) as of the end of October 2000

(2) Description of Business

Putnam Retail Management, Inc. is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management, Inc. engages in providing marketing services to the Fund.

(C) Sakura Friend Securities Co., Ltd. (Distributor in Japan and Agent
Company)

(1) Amount of Capital

[YEN] 14,760,035,531 billion as of the end of October 2000

(2) Description of Business

Formerly named Yamatane Securities Co., Ltd., Sakura Friend Securities Co., Ltd. is a securities company in Japan. It also engages the fund units for the investment trust funds of Gartmore Asset Management Co., Ltd., Goldman Sachs Investment Co., Ltd., Sakura Investment Trust Management Co., Ltd., Dai-Ichi Kangyo Asset Management Co., Ltd., Daiwa Securities Investment Trust Management Co., Ltd., Nissei Investment Trust Management Co., Ltd., Nomura Investment Trust Management Co., Ltd., and Fidelity Investment Management Co. Ltd., and acts as the Agent Company and engages in handling the sales and repurchase for Putnam Diversified Income Trust, Priton Fund (Japan), Euro & Currency Open and Euro New Economy Fund.

(3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D)  Capital Relationships

100% of the shares of the Investment Management Company are held by Putnam Investments, Inc.

(E)  Interlocking Directors and Officers

Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                                                     (as of the filing date)
----------------------------------------------------------------------------

Name of                              Investment          Transfer Agent and
Officer or           Fund            Management          Shareholder Service
Trustee                              Company             Agent
----------------------------------------------------------------------------
Charles E. Porter   Executive Vice   Managing Director             None
                    President
----------------------------------------------------------------------------
Patricia C.         Senior Vice      Senior Vice President         None
Flaherty            President
----------------------------------------------------------------------------
Lawrence J.         Trustee and      President and CEO             None
Lasser              Vice President
----------------------------------------------------------------------------
Gordon H.           Vice President   Senior Managing Director    Director
Silver
----------------------------------------------------------------------------
John R. Verani      Vice President   Senior Vice President         None
----------------------------------------------------------------------------
Ian C. Ferguson     Vice President   Senior Managing Director      None
----------------------------------------------------------------------------
Brett C.            Vice President   Managing Director             None
Browchuk
----------------------------------------------------------------------------
John J. Morgan, Jr. Vice President   Managing Director             None
----------------------------------------------------------------------------
Justin M. Scott     Vice President   Managing Director             None
----------------------------------------------------------------------------
Omid Kamshad        Vice President   Managing Director             None
----------------------------------------------------------------------------
Nicholas Melhuish   Vice President   Vice President                None
----------------------------------------------------------------------------

IV. FINANCIAL CONDITION OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's Financial Statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the Fund's financial statements are included in the Fund's U.S. annual report to shareholders, which is available upon request.

------------------------------------------------------------------------
Class M
(For a share outstanding throughout the period)

                                       Year ended June 30
                          2000      1999      1998      1997      1996

Net asset value,
beginning of period     $21.48    $23.51    $18.85    $15.86    $13.90
Investment operations
Net investment income
(loss) (a)                (.02)      .02       .20       .19       .24
Net realized and
unrealized gain
(loss) on investments     5.08      (.85)     5.89      4.03      2.12
Total from investment
operations                5.06      (.83)     6.09      4.22      2.36
Less distributions:
From net investment
income                      -- (d)  (.20)     (.30)     (.17)       --
From net realized gain
on investments            (.04)     (.88)    (1.13)    (1.06)     (.40)
N excess of net
realized gain on
investments                 --      (.12)       --        --        --
Total distributions       (.04)    (1.20)    (1.43)    (1.23)     (.40)
Net asset value,
end of period           $26.50    $21.48    $23.51    $18.85    $15.86
Ratios and supplemental
data
Total return at net
asset value (%)(b)       23.58     (3.37)    34.56     27.91     17.28
Net assets, end of
period (in thousand)   $79,416   $97,950   $42,614   $15,811    $4,047
Ratio of expenses
to average net assets
(%)(c)                    1.71      1.73      1.82      1.95      2.02
Ratio of net
investment income
(loss) to average
net assets (%)            (.08)      .07       .99      1.10      1.59
Portfolio turnover (%)  110.71     65.08     48.86     55.45     38.85
------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Net investment income and distributions from net investment income were less than $0.01 per share.

The following financial documents are omitted here.

Report of independent accountants for the fiscal year ended June 30, 2000 Report of independent accountants for the year ended June 30, 1999

Statement of assets and liabilities June 30, 2000
Statement of operations Year ended June 30, 2000
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements June 30, 2000
Portfolio of investments owned June 30, 2000

Statement of assets and liabilities June 30, 1999
Statement of operations Year ended June 30, 1999
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements June 30, 1999

2. CONDITION OF THE FUND

(a)  Statement of Net Assets
                                        (As of the end of October 2000)
                                   USD                      JPY
-----------------------------------------------------------------------
                                                      (in thousands)

a. Total Assets               2,148,640,472            234,309,243
-----------------------------------------------------------------------
b. Total Liabilities            304,911,019             33,250,547
-----------------------------------------------------------------------
c. Total Net Assets           1,843,729,453            201,058,697
(a-b)
-----------------------------------------------------------------------
d. Total Number of Shares  Class A. 41,017,111      Shares
Outstanding                Class B. 32,746,533      Shares
                           Class C.    635,641      Shares
                           Class M.  2,788,576      Shares
-----------------------------------------------------------------------
e. Net Asset Value         Class A.      24.19              \2,638
per Share (c/d)            Class B.      23.48              \2,560
                           Class C.      24.00              \2,617
                           Class M.      23.97              \2,614
-----------------------------------------------------------------------

Top 30

V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

Japanese translation of the financial statements is attached to the Japanese version.

VI. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U.
S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to Shareholders.
The acquisition of Shares by any person may be restricted.

VI. REFERENCE INFORMATION

The following documents in relation to the Fund were filed with the Director of Kanto Local Finance Bureau.

December 17, 1999:  Securities Registration Statement
                    Annual Securities Report (The Fifth Fiscal Year)
                    Amendment to Securities Registration Statement
December 22, 1999:  Amendment to Securities Registration Statement
                    Amendment to Annual Securities Report
March 31, 2000:     Semi-annual Report (during the sixth term)
                    Amendment to Securities Registration Statement
April 3, 2000:      Amendment to Securities Registration Statement





                                                          [H & M FINAL]

[Translation]

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

ANNUAL SECURITIES REPORT
(The Sixth Fiscal Year)
From: July 1, 1999
To: June 30, 2000

AMENDMENT TO SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

PUTNAM EUROPE GROWTH FUND

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

PUTNAM EUROPE GROWTH FUND

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

To:  Director of Kanto Local Finance Bureau

                                           Filing Date: December 19, 2000
                                           Filing Date of amendment:
                                           December 22, 2000

Name of the Registrant Trust:              PUTNAM EUROPE GROWTH FUND

Name and Official Title of                 Charles E. Porter
Representative Of Trustees:                Executive Vice President

Address of Principal Office:               One Post Office Square
                                           Boston, Massachusetts 02109
                                           U.S.A.

Name and Title of Registration Agent:      Harume Nakano
                                           Attorney-at-Law
                                           Signature [Harume Nakano]
                                           -------------------------
                                                   (Seal)

                                           Ken Miura
                                           Attorney-at-Law
                                           Signature [Ken Miura]
                                           -------------------------
                                                   (Seal)

Address or Place of Business               Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo

Name of Liaison Contact:                   Harume Nakano
                                           Ken Miura
                                           Attorneys-at-Law

Place of Liaison Contact:                  Hamada & Matsumoto
                                           Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo

Phone Number:                              03-3580-3377

--  ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:

PUTNAM EUROPE GROWTH FUND

Type and Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:

Up to 50 million Class M shares. Up to the total amount obtained by aggregating the net asset value per Class M share in respect of 50 million Class M shares. (The maximum amount expected to be sold is 1,198.5 million U.S. dollars (JPY130.7 billion.)

Note 1: U.S. $amount is translated into Japanese Yen at the rate of I USD=JPY109.05, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 31, 2000.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M share as of October 31, 2000 (USD23.97) by 50 million Class M shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Securities Registration Statement is 19)

C O N T E N T S
                                                Japanese            This
                                                Original           English
                                                                 Translation

PART I. INFORMATION CONCERNING SECURITIES           1                 1

PART II. INFORMATION CONCERNING ISSUER              4                 6

I. DESCRIPTION OF THE FUND                          4                 6

II. OUTLINE OF THE FUND                             4                 6

III. OUTLINE OF THE OTHER RELATED COMPANIES         4                 6

IV. FINANCIAL CONDITION OF THE FUND                 4                 6

V. SUMMARY OF INFORMATION CONCERNING
   FOREIGN INVESTMENT TRUST SECURITIES              4                 6

VI. MISCELLANEOUS                                   4                 6

PART III. SPECIAL INFORMATION                       6                 8

I. OUTLINE OF THE REGULATORY SYSTEM IN
   THE UNITED STATES                                6                 8

II. FINANCIAL CONDITION OF THE INVESTMENT
    MANAGEMENT COMPANY                             12                15

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                               12                15

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:

PUTNAM EUROPE GROWTH FUND (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:

Four classes of shares (Class A shares, Class B shares, Class C shares and Class M shares) being all registered without par value. In Japan, Class M shares (all hereinafter referred to as the "Shares") are for public offering. No rating has been acquired.

3. NUMBER OF SHARES TO BE OFFERED FOR SALE (IN JAPAN):

Up to 50 million Shares

4. TOTAL AMOUNT OF OFFERING PRICE:

Up to the total amount obtained by aggregating the respective net asset value of each Share in respect of 50 million Shares. (The maximum amount expected to be sold is 1,198.5 million U.S. Dollars (JPY130.7 billion).

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the larger of the net asset value per Share of Class M Shares as of October 31, 2000 ($23.97) by the number of Shares to be offered (50 million).

Note 2: Dollar amount is translated, for convenience, at the rate of $1.00=JPY109.05 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 31, 2000). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, simply multiplying the corresponding amount makes translation into yen by the conversion rate specified and rounding up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:

The Net Asset Value per Share is calculated the day after the application for purchase is received by the Fund.

6. SALES CHARGE:

Class M Shares:
Sales charge (in Japan) is 3.50% of the net asset value.

Note: 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounding to three decimal places will be retained by Putnam Retail Management Inc.

7. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:

The minimum amount for purchase of Shares is 100 Shares. Shares may be purchased in integral multiples of 10 Shares.

8. PERIOD OF SUBSCRIPTION:

From January 4, 2001 (Thursday) to December 28, 2001 (Friday) provided that the subscription is handled only on a day that is both a Fund Business Day and a business day when securities companies are open for business in Japan.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

9. DEPOSIT FOR SUBSCRIPTION:

None

10. PLACE OF SUBSCRIPTION:

Sakura Friend Securities Co., Ltd. (hereinafter referred to as "Sakura Friend" or the "Distributor")
7-12, Nihonbashi-kabutocho, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11. DATE AND PLACE OF PAYMENT:

Investors shall pay the Issue Price and Sales Charge to Sakura Friend within 4 business days in Japan from the day when Sakura Friend confirms the execution of the order (the "Trade Day"). The total issue price for each Application Day will be transferred by Sakura Friend to the account of the Fund at Putnam Fiduciary Trust Company, the transfer agent, within 4 Fund Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

12. OUTLINE OF UNDERWRITING, ETC.:

(A) Sakura Friend undertakes to make a public offering of Shares in accordance with an agreement dated June 22, 1998 with Putnam Retail Management Inc. in connection with the sale of the Shares in Japan.

(B) Sakura Friend will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (each hereinafter referred to as a "Sales Handling Company") to the Fund.

Note: A "Sales Handling Company" means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.

(C) The Fund has appointed Sakura Friendly as the Agent Company in
Japan.

Note: The "Agent Company" shall mean the company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") or other Sales Handling Companies rendering other services.

13. MISCELLANEOUS:

(A) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with a Sales Handling Company concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts"), and the investors shall submit to the Sales Handling Company an application requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.

Sakura Friend shall pay the subscription amount in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund on the Payment Date.

(B) PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class M shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, the fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES

                 class M

1991              13.46%
1992              -1.81%
1993              30.32%
1994               5.99%
1995              21.16%
1996              22.16%
1997              21.32%
1998              23.12%
1999              22.61%

During the periods shown in the bar chart, the highest return for a quarter was 21.59% (quarter ending 12/31/99) and the lowest return for a quarter was -18.38% (quarter ending 9/30/98).

Average Annual Total Returns (for periods ending 12/31/99)
-------------------------------------------------------------------------------
                       Past 1 year         Past 5 years       Since Inception *
-------------------------------------------------------------------------------
Class M                  18.33%              21.20%              16.29%
MSCI Europe Index        15.89%              22.12%              15.00%
-------------------------------------------------------------------------------
* Inception date: 12/1/94

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of Class M shares in the bar chart, for periods prior to their inception on December 1, 1994, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the Morgan Stanley Capital International Europe Index (MSCI), an unmanaged list of equity securities originating in one of the fifteen European countries.

(C)  FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from investor's investment)
-------------------------------------------------------------------------------
                                                             Class M Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                  3.50%
(as a percentage of the offering price)
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage              NONE
of the original purchase price or redemption
proceeds, whichever is lower)
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------

                                                             Total Annual Fund
               Management    Distribution       Other           Operating
                  Fees       (12b-1) Fees      Expenses          Expenses
-------------------------------------------------------------------------------
Class M          0.69%          0.75%           0.27%            1.71%
-------------------------------------------------------------------------------

(D)  EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the fund for the time periods shown and then redeems all shares at the end of those periods. It also assumes a 5% return on an investor's investment each year and that the fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                 1 year          3 years        5 years         10 years
-------------------------------------------------------------------------------
Class M           $518            $870          $1,246           $2,299
-------------------------------------------------------------------------------

(E) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING ISSUER

I. DESCRIPTION OF THE FUND

The description in this item is same as the description in I.
DESCRIPTION OF THE FUND of the Annual Securities Report (The Sixth Fiscal Year) attached hereafter.

II. OUTLINE OF THE FUND

The description in this item is same as the description in II. OUTLINE OF THE FUND of the Annual Securities Report (The Sixth Fiscal Year) attached hereafter.

III. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the Annual Securities Report (The Sixth Fiscal Year) attached hereafter.

IV. FINANCIAL CONDITIONS OF THE FUND

The description in this item is same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Annual Securities Report (The Sixth Fiscal
Year) attached hereafter.

V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is same as the description in V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Annual Securities Report (The Sixth Fiscal Year) attached hereafter.

VI. MISCELLANEOUS

(1) The following documents in relation to the Fund were filed with the Director of Kanto Local Finance Bureau.

December 17, 1999:   Securities Registration Statement
                     Annual Securities Report (The Fifth Fiscal Year)
                     Amendment to Securities Registration Statement
December 22, 1999:   Amendment to Securities Registration
                     Statement
                     Amendment to Annual Securities Report
March 31, 2000:      Semi-annual Report (during the sixth term)
                     Amendment to Securities Registration Statement
April 3, 2000:       Amendment to Securities Registration
                     Statement

(2) The ornamental design is used on cover page of the Japanese
Prospectus.

(3) The following must be set forth in the Prospectus.

Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other
Related Companies" and "IV. Financial Condition of the Fund" in Part II, Information on the Issuer, of the SRS.

(4) Summarized Preliminary Prospectus will be used.

Attached document (Summarized Preliminary Prospectus) will be used pursuant to the following, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mail in envelopes) or in newspapers, magazines, Internet and other books.

(b) The layout, quality of papers, printing color, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.

(c) For information of the Fund's performance, the changes of the net asset value per share and the rate fluctuation since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.

(d) For information of the type of the Fund, diversification of investment portfolio in type of assets and/or the name of country may be set forth in the figures or graphs. As to such information the latest information which is available from time to time after the filing of the Securities Registration Statement may be set forth.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information that may be of interest to investors.
The discussion below is qualified in its entirety by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain
"voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is an entity subject to federal income taxation under the Internal Revenue Code (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the public sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement (including the rospectus);

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent auditors;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of an open-end fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the Shareholder's order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of
Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. U.S. Tax Matters

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund failed to qualify as a regulated investment company accorded favorable tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded favorable tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions generally will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held by the Fund for more than one year will be taxable as such, regardless of how long a shareholder has held
shares in the Fund.   Distributions will be taxable as described above
whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets held by corporation (generally determined by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

New regulations relating to withholding tax on income paid to foreign persons (the "New Withholding Regulations") will generally be effective for payments made after December 31, 2000. The New Withholding Regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations will require new forms, which non-U.S. investors will generally have to provide earlier than they would have had to provide replacements for expiring existing forms.

The New Withholding Regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and may have to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The New Withholding Regulations also provide somewhat different procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The New Withholding Regulations also amend the foreign broker office deinition as it applies to partnerships.

The New Withholding Regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the New Withholding Regulationswill affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the calendar year (and certain other applicable conditions), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan".

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state, local or foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II. FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

Japanese translation of the statements for the fiscal years ended
December 31, 1998 and 1997.

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1)  Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)  Back

a. Space for endorsement
b. Description concerning delegation of transfer agency